VANGUARD
ASSET ALLOCATION
FUND

Annual Report
September 30, 1999

[GRAPHIC OF SHIP]

[LOGO A member of The Vanguard Group(R)]

[PHOTO]
John C. Bogle

FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I-I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century.
     When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds-there were only 11 of them then-would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth-which I never sought-has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.
                                                                             /S/
                                                                             JCB
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CONTENTS
REPORT FROM THE CHAIRMAN ..........1      PERFORMANCE SUMMARY ................9
AFTER-TAX RETURNS REPORT ..........4      FUND PROFILE ......................10
THE MARKETS IN PERSPECTIVE ........5      FINANCIAL STATEMENTS ..............14
REPORT FROM THE ADVISER ...........7      REPORT OF INDEPENDENT ACCOUNTANTS .25
--------------------------------------------------------------------------------

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

Vanguard Asset Allocation Fund provided a strong 14.7% return for the fiscal year ended September 30, 1999, a period during which stocks provided big gains but bond prices slumped. The fund's performance was slightly behind that of the average flexible portfolio but a bit ahead of the return of our composite index of stocks and bonds.
     As you know, the fund's assets may be split among common stocks (as repre-sented by the Standard & Poor's 500 Index), long-term U.S. Treasury bonds, and cash equivalents. The table at right presents our fiscal-year total return (capital change plus reinvested dividends) with those of the average competing fund and our composite index. We also show returns for indexes representing the three asset classes in which the fund invests.
--------------------------------------------------------
                                        TOTAL RETURNS
                                      FISCAL YEAR ENDED
                                      SEPTEMBER 30, 1999
--------------------------------------------------------
Vanguard Asset Allocation Fund               14.7%
--------------------------------------------------------
Average Flexible Portfolio*                  15.5%
--------------------------------------------------------
Asset Allocation Composite Index**           14.4%
--------------------------------------------------------
S&P 500 Index                                27.8%
--------------------------------------------------------
Lehman Brothers Long U.S. Treasury
  Bond Index                                 -7.7
--------------------------------------------------------
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    4.6
--------------------------------------------------------
 *Based on data from Lipper Inc.
**65% S&P 500 Index, 35% Lehman Long Treasury Index.

     The fund's total return is based on an increase in net asset value from $22.90 per share on September 30, 1998, to $24.11 on September 30, 1999, with the latter figure adjusted for dividends totaling $0.91 per share paid from net investment income and a distribution of $1.18 per share paid from net capital gains realized during 1998. We anticipate making a distribution of roughly $0.75 per share from net realized capital gains in December 1999.

FINANCIAL MARKETS IN REVIEW
At first blush, the performance of U.S. stocks during the 12 months ended September 30 appeared to be the latest chapter in the story of an ongoing bull market. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, returned an impressive 27.0% against a backdrop of strong economic growth and low inflation. But that bountiful return masked significant weakness during the second half of the period. Nearly all of the Wilshire 5000's gain came from October 1998 through March 1999, when the index advanced 26.1%. From April through September, the index returned just 0.7%, and it recorded negative returns during four of the period's final six months.
     When the fiscal year began, stocks were in the early stages of a swift, impressive recovery from the swoon of late-summer 1998, and bonds were basking in an environment that featured declining interest rates and nary a hint of inflation. The U.S. economy was growing and international markets were getting back on their feet. But around the period's halfway point, investors seemed to focus on the possibility that the U.S. economy's expansion would engender higher inflation. The nation's record trade deficits, due in part to the economy's strength, became worrisome as the U.S. dollar weakened against the Japanese yen. Interest rates began to rise and were a burden on both stocks and bonds.

     The shift in sentiment was felt among all stock market segments, even in the large-capitalization stocks that for several years have driven the performance of the overall market. The S&P 500 Index, which gained 27.3% from October through March, returned just 0.4% during the next six months. Gains made by growth stocks outstripped those of value stocks by a wide margin. The growth component of the S&P 500 Index returned 33.4% during the 12 months, while the index's value shares-those issues characterized by below-average prices in relation to such measures as earnings and book value-returned 21.5%.
     Bond prices slid during the fiscal year amid inflation fears. The yield of the 30-year U.S. Treasury bond, which moves in the opposite direction from its price, rose more than 1 percentage point on balance. The 30-year Treasury's yield stood at 6.05% on September 30, up 107 basis points (1.07 percentage points) from its level a year earlier and up 133 basis points from the low of 4.72% reached in October 1998. The Lehman Aggregate Bond Index, a measure of the entire U.S. bond market, provided a total return for the year of -0.4%. As usual, long-term Treasuries were hardest hit by rising interest rates, suffering a price decline of nearly -14% and recording a 12-month total return of -7.7%.

FISCAL 1999 PERFORMANCE OVERVIEW
The Asset Allocation Fund's 14.7% return during fiscal 1999 trailed the 15.5% gain of the average flexible portfolio and represented a slight edge over the 14.4% theoretical return of a portfolio invested in our "neutral allocation" of 65% stocks and 35% bonds. The fund's gains were front-loaded with a total return of 15.5% for the first half of fiscal 1999. During the second half, the fund essentially stayed put amidst choppy markets, recording a slightly negative return of -0.7%.
     As stock prices rose and bond prices fell, our holdings changed in increments from 80% stocks/20% bonds at the start of the year to 50% stocks/50% bonds at the end. These shifts were driven by our investment adviser's asset allocation model, which is designed to take advantage of perceived imbalances in the relative prices and expected returns of stocks, bonds, and cash investments. Our adviser, Mellon Capital Management Corporation, made only three changes in the fund's allocation during the entire year, as detailed in the report starting on page 7.

LONG-TERM PERFORMANCE OVERVIEW
For more than a decade now, Vanguard Asset Allocation Fund has sought to provide returns that are competitive with those of the unmanaged S&P 500 Index while exhibiting less total volatility than the index. This is a lofty goal, but our investment adviser's disciplined approach has come remarkably close, especially in light of the astonishing performance of the index and its large-cap stocks during this decade. Over the ten years ended September 30, a shareholder in the Asset Allocation Fund would have received 87% of the average annual return of the S&P 500 Index while enduring only 73% of the volatility, as measured by standard deviation.
     As the chart on page 3 illustrates, the fund's returns over the past ten years have averaged 14.6% per year, just 2.2 percentage points short of the S&P 500 Index's incredible performance and far above the 11.0% annual advance of our average competitor.
     An initial investment of $10,000 in the Asset Allocation Fund, with dividends and capital gains reinvested, would have grown during the decade to $39,055, or about $10,700 more than would have accumulated in the average flexible portfolio over the same period. This advantage amounts to more than the original investment. The adviser also beat our composite index, a theoretical construct that does not incur the expenses that mutual funds must bear.
     Our margin over our average peer is due in part to our much lower expenses. The fund's expense ratio (expenses as a percentage of average net assets) is 0.49%, considerably less than the 1.41% charged by our average competitor. This difference-we call it the "Vanguard advantage"-gives our fund a head start year after year.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                               10 YEARS ENDED SEPTEMBER 30, 1999
                                               ---------------------------------
                                               AVERAGE          FINAL VALUE OF
                                                ANNUAL            A $10,000
                                                 RATE         INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                  14.6%             $39,055
--------------------------------------------------------------------------------
Average Flexible Portfolio                      11.0%             $28,338
--------------------------------------------------------------------------------
Asset Allocation Composite Index                14.3%             $38,181
--------------------------------------------------------------------------------
S&P 500 Index                                   16.8%             $47,334
--------------------------------------------------------------------------------

     While investors can certainly be thankful for the soaring markets of the past decade, it would be unwise to consider such performance the norm. It's important to keep in mind that large-cap stocks have historically returned about 11% annually. Of course, there have been wide year-to-year fluctuations in returns. The future is unpredictable, but I believe that investors should count on no more from common stocks than the long-term historical average and should be prepared for periods-maybe extended periods-of returns that are far lower.

IN SUMMARY
Compared with the outsized returns on large-cap stocks during fiscal 1999, the Asset Allocation Fund's gain may seem modest. But even though our bond holdings detracted from returns this year, they have in other periods provided a strong lift. Just last fiscal year, in fact, when the S&P 500 Index recorded a 9.0% advance, the Lehman Long Treasury Index soared 22.1%.
     It is precisely because stocks and bonds do not move in lockstep that we believe most investors should hold a balanced portfolio of stocks and bonds, along with cash investments, in accordance with their own investment goals, time horizon, and tolerance for risk. Creating such a balanced plan and sticking with it through both the good times and the inevitable bad times is a time-tested approach to long-term investment success.

/S/
John J. Brennan
Chairman and Chief Executive Officer                            October 15, 1999
================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT OF YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of the Asset Allocation Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return-an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Asset Allocation Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are based on data from Lipper Inc. and may differ somewhat.)

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                    PERIODS ENDED SEPTEMBER 30, 1999
                        --------------------------------------------------------
                               1 YEAR           5 YEARS            10 YEARS
                        ------------------ -----------------   -----------------
                        PRETAX  AFTER-TAX  PRETAX  AFTER-TAX   PRETAX  AFTER-TAX
--------------------------------------------------------------------------------
Asset Allocation Fund   14.7%    11.5%      20.4%    17.4%      14.6%    12.0%
Average Domestic
  Hybrid Fund*          11.5     9.1        13.7     10.9       10.8     8.2
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     As you can see, the Asset Allocation Fund's pretax total return of 14.7% for the 12 months ended September 30, 1999, was reduced by taxes to 11.5%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by 3.2 percentage points. In comparison, the average comparable fund earned a pretax return of 11.5% and an after-tax return of 9.1%, a difference of
2.4 percentage points.
     Over longer periods, the Asset Allocation Fund's performance, both before and after taxes, compares favorably with that of its average peer. Over the ten years ended September 30, 1999, both your fund and its average peer lost 2.6 percentage points to taxes, but the Asset Allocation Fund generated a higher return-before and after taxes.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes-thereby lowering your after-tax return-if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED SEPTEMBER 30, 1999

The fiscal year ended September 30, 1999, was, in a sense, two distinctly different periods. During the first half of the year, stock markets rebounded sharply from the crisis of confidence that had shaken investors during the summer of 1998. Then, during the second half, fears of a global economic slump gave way to optimism about improving business activity. Indeed, a new concern-that economic growth might be getting out of hand-came to the fore, causing interest rates to rise and bond prices to fall, depressing the total returns on bonds and cooling off the hot U.S. stock market.

U.S. STOCK MARKETS
A robust U.S. economy and rising expectations for corporate earnings buoyed the U.S. stock market, especially during the first half of the fiscal year. Consumers, whose spending accounts for roughly two-thirds of economic activity, spent like never before, encouraged by rising wealth from a long bull market, a bright employment picture (unemployment was at a slim 4.2% of the workforce in September), and rising incomes (after-tax personal income in August was up 5.2% from a year earlier). Indeed, on average, U.S. households in August spent just above $1.01 for every $1.00 of after-tax income, dipping into savings or borrowing to finance some of their purchases.
--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 1999
                                           -------------------------------------
                                            1 YEAR         3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
     S&P 500 Index                           27.8%          25.1%          25.0%
     Russell 2000 Index                      19.1            8.7           12.4
     Wilshire 5000 Index                     27.0           21.9           22.7
     MSCI EAFE Index                         31.3           10.7            9.4
--------------------------------------------------------------------------------
BONDS
     Lehman Aggregate Bond Index             -0.4%           6.8%           7.8%
     Lehman 10 Year Municipal Bond Index     -0.5            5.9            6.8
     Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index               4.6            5.0            5.2
--------------------------------------------------------------------------------
OTHER
     Consumer Price Index                     2.6%           2.1%           2.4%
--------------------------------------------------------------------------------
     During the first half of the period, the stock market rose 26.1%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy-the Federal Reserve's Open Market Committee cut short-term interest rates a total of
0.75 percentage point during autumn 1998. However, stock returns were muted during the second half of the fiscal year, when the Fed acted to boost short-term rates to slow the economy and reduce inflationary pressures. Higher rates tend to hurt stock prices because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. And the higher the rate, the more future earnings are discounted, and the less investors are willing to pay for the stock now. After a second-half gain of just 0.7%, the Wilshire 5000 Index recorded a 27.0% return for the full fiscal year. A rise in corporate profits helped stock investors overcome their worries about higher interest rates.
     Big stocks outperformed small stocks during the fiscal year, and growth stocks outpaced value stocks. The S&P 500 Index, which is made up largely of large-capitalization stocks, gained 27.8%, while the small-cap Russell 2000 Index posted a 19.1% return. Large and small growth stocks-whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth-outdistanced value stocks, posting gains of roughly 33%. Value stocks within the S&P 500 Index gained 21.5%, while the value stocks in the Russell 2000 recorded a meager 5.8% return.
     The market's leaders were large-cap technology stocks, which as a group posted a gain of 77% during the year. Big gains also were posted by retailers and other members of the consumer-discretionary sector (up 34%) and by the producer-durables sector (up 45%), which includes engine, machinery, and aircraft makers. The weakest sectors were consumer staples (a -1% return), where food and beverage company stocks were hurt by disappointing earnings, and health care (up 1%), where stocks suffered from weaker-than-expected earnings and concerns about government efforts to limit health-care spending.

U.S. BOND MARKETS
The powerful economic growth that helped stocks was seen as a negative for bonds. Investors and Federal Reserve policymakers alike worried that growth was so strong it was bound to push up inflation. However, the Consumer Price Index rose a relatively modest 2.6% during the 12-month period.
     The Fed, having lowered interest rates late in 1998 to help fuel the economy, reversed its stance and tapped on the monetary brakes with quarter-point rate increases on June 30 and again on August 24. The Fed said it sought to "diminish the risk of rising inflation."
     Yields of long-term U.S. Treasury bonds rose by 1 to 1.5 percentage points during the fiscal year. The yield of the 30-year Treasury bond increased 1.07 percentage points (107 basis points), from 4.98% on September 30, 1998, to 6.05% a year later. The yield of the 10-year Treasury, a key benchmark for mortgage loans, rose 146 basis points, from 4.42% to 5.88%. Three-month Treasury bills rose on balance by 49 basis points, from 4.36% to 4.85%.
     The Lehman Brothers Aggregate Bond Index, a benchmark for the entire taxable bond market, posted a negative -0.4% return, as interest income of 6.1% from bonds was more than offset by an average price decline of -6.5%. Returns were somewhat higher for high-yield (junk) bonds and mortgage-backed securities such as GNMAs.

INTERNATIONAL STOCK MARKETS
International  markets  recorded big gains during the 12 months ended  September
30. The Morgan  Stanley  Capital  International  Europe,  Australasia,  Far East
(EAFE) Index provided a 31.3% return for U.S. investors. Gains were especially large in the Pacific region, where the MSCI Pacific Free Index posted a 70.2% return for the fiscal year. Currency fluctuations, principally the U.S. dollar's slide versus the Japanese yen, accounted for more than 30 percentage points of the gain in the Pacific region. Emerging markets, as measured by the Select Emerging Markets Free Index, gained 47.9% for U.S. investors. Returns from Europe were 17.4%, as measured by the MSCI Europe Index. European currencies generally declined versus the U.S. dollar, which for U.S. investors reduced the 26.2% gains made in local currencies.
     Stocks benefited from a general brightening of the world economic outlook. When the fiscal year began, markets were still reacting to economic weakness in Japan and upheavals elsewhere in Asia, Russia, and Latin America. But business rebounded in many nations around the world, aided by the efforts of central banks to spur economic growth with lower interest rates.

REPORT FROM THE ADVISER

Vanguard Asset Allocation Fund had a total return of 14.7% for the 12 months ended September 30, 1999. The S&P 500 Index rose 27.8% and the Lehman Long Treasury Index returned -7.7% during the same period.
     The stock market's strong performance early in the fiscal year occurred during a period of high volatility prompted in part by the financial crises in emerging markets. The Federal Reserve Board, then seeing little risk of an overheating economy, acted to steady the markets and to reassure lenders by lowering its target for short-term interest rates in increments. The stock market reacted favorably-the S&P 500 Index rose 8.1% in October, its highest monthly return since December 1991-but bond prices began declining and yields began rising. Stocks rose sharply again in November, while the bond market posted marginal gains. The Fed lowered its target rate by another quarter-point to 4.75% on November 17.
     During the January-March quarter, uniformly strong economic reports confirmed that the foreign financial crises had not significantly affected U.S. growth. Labor markets remained tight; the nation's unemployment rate fell in March to 4.2%, a 29-year low. Moreover, inflation showed no signs of accelerating.
     However, by the third fiscal quarter which began in April, the Fed became concerned about the strength of the economy's expansion and reversed monetary policy, acting to boost interest rates. Economic growth remained robust during the quarter and, for the first time in this expansion, inflation showed signs of accelerating. Consumer prices rose 0.7% in April, the biggest monthly gain for the Consumer Price Index in nine years, suggesting that inflation may finally have bottomed. With unemployment remaining low and wage gains growing, the Fed on June 30 increased the target federal funds rate from 4.75% to 5.00%.
     Although stocks reached record highs early in the final three months of the fiscal year, for the quarter as a whole stocks underperformed bonds; the S&P 500 Index declined -6.2% and the Lehman Long Treasury Index returned -0.1%. Economic growth moderated during the period, and inflation remained subdued. Consumers continued to be the economy's driving force, and the consumer-spending component of gross domestic product increased at a 4.8% annual rate during the July-September period. It was the fourth consecutive quarter during which spending grew faster than 4%. Manufacturing orders in September hit a four-year high. Although inflation reports remained low after April's surge, the financial markets were still worried that tight labor markets would eventually lead to accelerating inflation. The Fed was concerned, too: On August 24, it tightened monetary policy a second time by raising the target federal funds rate by 0.25% to 5.25%.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.
--------------------------------------------------------------------------------
     Vanguard Asset Allocation Fund began the fiscal year with an allocation of 80% stocks and 20% bonds. Market volatility during the first fiscal quarter provided two opportunities for our tactical asset allocation (TAA)
model to signal shifts in the fund's asset mix. The sharp rise in stock prices through October 22, 1998, reduced the expected return on equities, while bond yields were rising substantially. These trends narrowed the spread between the expected returns on stocks and bonds and prompted the model to call for a 10% shift from stocks to bonds. This step was taken October 23, changing the fund's allocation to 70% stocks/30% bonds. Stocks kept rising during November, further reducing their expected returns. Meanwhile, bond yields sharply increased during early November. The result was a further narrowing in the spread between expected returns on stocks and bonds and another call by our TAA model to shift 10% of fund assets from stocks to bonds. We implemented this on November 9, making the fund's asset mix 60% equities/40% bonds.
     Our asset mix remained there for six months, despite considerable market volatility during that time. For example, in January both stock and bond prices rose, and in February the prices of both fell. The net result in these periods was little change in the spread between expected returns on the two asset classes. During March, stock prices rose again, reducing the expected return on stocks while bond yields and prices were stable. This narrowed the spread between expected returns for the asset classes, but not by enough to prompt the TAA model to recommend a new allocation.
     However, the sharp rise in stock prices through May 7 lowered the expected return on equities, while bond yields rose substantially. Consequently, the spread between the expected returns on stocks and bonds narrowed, and our model called for a 10% shift from stocks to bonds. We took this step on May 10, making the fund's asset allocation 50% stocks/50% bonds. Further increases in stock prices lowered the expected return on stocks, while rising bond yields raised the expected return on bonds. On balance, this narrowed the spread between expected returns on stocks and bonds, but not sufficiently to trigger a shift in the fund's asset mix.
     After mid-July, a steady decline in prices raised the expected return on stocks. Bond yields drifted slightly lower, decreasing the expected return on bonds. Although these changes reduced the spread between stocks' and bonds' expected returns, the gap didn't narrow enough to prompt a change in the fund's 50%/50% allocation.
     Higher forecasts for corporate earnings boosted our forecasts of the expected return for stocks, and our long-run expected annual return for stocks is nearly 10%. However, with long-term U.S. Treasury bond yields above 6%, our TAA model finds bonds relatively attractive. This is why the fund is underweighted in stocks and overweighted in bonds compared with our neutral stance of 65% stocks/35% bonds.

William L. Fouse, CFA
Mellon Capital Management Corporation

October 8, 1999

PERFORMANCE SUMMARY
ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 3, 1988-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUND                    COMPOSITE
                                                                       INDEX*
FISCAL           CAPITAL          INCOME            TOTAL              TOTAL
YEAR             RETURN           RETURN            RETURN             RETURN
--------------------------------------------------------------------------------
1989              21.1%             2.8%             23.9%             27.8%
1990              -8.6              4.0              -4.6              -5.1
1991              20.9              6.4              27.3              27.5
1992               7.2              5.0              12.2              12.2
1993              10.7              4.7              15.4              15.5
1994              -5.2              3.1              -2.1              -1.5
--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUND                    COMPOSITE
                                                                       INDEX*
FISCAL           CAPITAL          INCOME            TOTAL              TOTAL
YEAR             RETURN           RETURN            RETURN             RETURN
--------------------------------------------------------------------------------
1995              23.6%             5.0%             28.6%             27.4%
1996              11.1              4.2              15.3              13.9
1997              24.7              4.7              29.4              30.4
1998              11.5              3.7              15.2              14.2
1999              10.5              4.2              14.7              14.4
--------------------------------------------------------------------------------
*65% S&P 500 Index, 35% Lehman Long Treasury Index.
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1989-SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
[GRAPH]

                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED SEPTEMBER 30, 1999
                                            ----------------------------------  FINAL VALUE OF A
                                            1 YEAR    5 YEARS   10 YEARS       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Asset Allocation Fund                       14.68%     20.45%     14.60%            $39,055
Average Flexible Portfolio*                 15.51      14.41      10.98              28,338
Asset Allocation Composite Index**          14.37      19.83      14.34              38,181
S&P 500 Index                               27.80      25.03      16.82              47,334
-------------------------------------------------------------------------------------------------
*Based on data from Lipper Inc.
**65% S&P 500 Index, 35% Lehman Long Treasury Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                                10 YEARS
                         INCEPTION                      ------------------------
                           DATE     1 YEAR   5 YEARS     CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Asset Allocation Fund    11/3/1988   14.68%   20.45%     10.12%   4.48%   14.60%
--------------------------------------------------------------------------------

FUND PROFILE
ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics as of September 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.

TOTAL FUND CHARACTERISTICS
----------------------------------------------
Turnover Rate             11%
Expense Ratio           0.49%
Cash Reserves            1.4%


FUND ASSET ALLOCATION*
----------------------------------------------
[PIE CHART]
CASH RESERVES.....1%
STOCKS...........49%
BONDS............50%

*Actual   allocation  may  vary  slightly  from  target  allocation  because  of day-to-day market fluctuations.


TOTAL FUND VOLATILITY MEASURES
----------------------------------------------
                   ASSET ALLOCATION    S&P 500
----------------------------------------------
R-Squared                  0.94          1.00
Beta                       0.67          1.00


TEN LARGEST STOCKS
(% OF EQUITIES)
----------------------------------------------
Microsoft Corp.                           4.4%
General Electric Co.                      3.7
Intel Corp.                               2.3
Cisco Systems, Inc.                       2.1
International Business Machines Corp.     2.1
Wal-Mart Stores, Inc.                     2.0
Lucent Technologies, Inc.                 1.9
Exxon Corp.                               1.7
Merck & Co., Inc.                         1.5
Citigroup, Inc.                           1.4
----------------------------------------------
Top Ten                                  23.1%
----------------------------------------------
Top Ten as % of Total Net Assets          8.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                        SEPTEMBER 30, 1998            SEPTEMBER 30, 1999
                      ----------------------------------------------------------
                         ASSET ALLOCATION      ASSET ALLOCATION         S&P 500
                      ----------------------------------------------------------
Auto & Transportation ....... 3.0%                 2.3%                    2.2%
Consumer Discretionary ......10.3                 12.2                    12.2
Consumer Staples ............ 9.5                  7.2                     7.2
Financial Services ..........16.3                 14.8                    14.7
Health Care .................13.4                 10.5                    10.5
Integrated Oils ............. 7.0                  5.6                     5.5
Other Energy ................ 1.1                  1.5                     1.5
Materials & Processing ...... 4.4                  3.4                     3.4
Producer Durables ........... 3.2                  3.5                     3.5
Technology ..................14.7                 21.6                    21.8
Utilities ...................11.7                 11.2                    11.2
Other ....................... 5.4                  6.2                     6.3
--------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------
                  ASSET ALLOCATION     S&P 500
----------------------------------------------
Number of Stocks               505         500
Median Market Cap           $65.4B      $65.4B
Price/Earnings Ratio         27.1x       27.1x
Price/Book Ratio              4.9x        4.9x
Dividend Yield                1.3%        1.3%
Return on Equity             23.0%       23.0%
Earnings Growth Rate         14.8%       14.8%
Foreign Holdings              1.6%        1.6%


EQUITY INVESTMENT FOCUS
----------------------------------------------
[GRID]
STYLE.........BLEND
MARKET CAP....LARGE


FIXED-INCOME CHARACTERISTICS
----------------------------------------------
                                        LEHMAN
                  ASSET ALLOCATION      INDEX*
----------------------------------------------
Number of Bonds                 29       5,392
Average Coupon                8.1%        6.7%
Average Duration        10.5 years   5.0 years
Average Maturity        21.2 years   9.0 years
Average Quality           Treasury         Aaa

*Lehman Aggregate Bond Index.


FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------
[GRID]
AVERAGE MATURITY....LONG
CREDIT QUALITY......TREASURY/AGENCY

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"-highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportion of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                         SHARES                       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (35.4%)(1)
--------------------------------------------------------------------------------
o  Microsoft Corp.                         1,397,400                    126,552
   General Electric Co.                      894,700                    106,078
   Intel Corp.                               910,300                     67,647
o  Cisco Systems, Inc.                       889,500                     60,986
   International Business
     Machines Corp.                          495,100                     60,093
   Wal-Mart Stores, Inc.                   1,218,600                     57,960
   Lucent Technologies, Inc.                 832,271                     53,994
   Exxon Corp.                               663,800                     50,407
   Merck & Co., Inc.                         651,800                     42,245
   Citigroup, Inc.                           924,691                     40,686
   Pfizer, Inc.                            1,062,900                     38,197
   AT&T Corp.                                869,521                     37,824
   American International
     Group, Inc.                             423,168                     36,789
   Bristol-Myers Squibb Co.                  544,560                     36,758
o  MCI WorldCom, Inc.                        507,611                     36,485
   Royal Dutch Petroleum Co. ADR             586,800                     34,658
   Procter & Gamble Co.                      362,544                     33,989
   Johnson & Johnson                         368,000                     33,810
   The Coca-Cola Co.                         674,900                     32,437
o  America Online, Inc.                      296,400                     30,826
o  Dell Computer Corp.                       698,300                     29,198
   Bell Atlantic Corp.                       425,230                     28,623
   Home Depot, Inc.                          404,600                     27,766
   SBC Communications Inc.                   534,846                     27,311
   Bank of America Corp.                     477,689                     26,600
   Hewlett-Packard Co.                       277,100                     25,493
   BellSouth Corp.                           516,700                     23,252
   Tyco International Ltd.                   224,685                     23,199
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
   Philip Morris Cos., Inc.                  665,300                     22,745
   Mobil Corp.                               213,400                     21,500
   Time Warner, Inc.                         353,900                     21,499
   Ameritech Corp.                           263,700                     20,272
o  EMC Corp.                                 277,500                     19,824
o  Sun Microsystems, Inc.                    211,400                     19,660
   Eli Lilly & Co.                           301,000                     19,263
   Nortel Networks Corp.                     364,120                     18,570
o  Oracle Corp.                              396,500                     18,041
   Wells Fargo Co.                           453,010                     17,951
   Fannie Mae                                283,100                     17,747
   Schering-Plough Corp.                     401,600                     17,520
   Texas Instruments, Inc.                   212,000                     17,437
   The Chase Manhattan Corp.                 230,922                     17,406
   Ford Motor Co.                            331,500                     16,637
   American Express Co.                      123,545                     16,632
   E.I. du Pont de Nemours & Co.             268,634                     16,353
   McDonald's Corp.                          373,400                     16,056
   Chevron Corp.                             178,500                     15,842
   Warner-Lambert Co.                        232,400                     15,425
   Abbott Laboratories                       414,400                     15,229
   American Home Products Corp.              359,900                     14,936
   The Walt Disney Co.                       560,200                     14,495
   Motorola, Inc.                            163,600                     14,397
   Morgan Stanley Dean
     Witter & Co.                            158,600                     14,145
   Sprint Corp.                              245,400                     13,313
   PepsiCo, Inc.                             405,000                     12,251
o  Amgen, Inc.                               140,500                     11,451
   General Motors Corp.                      180,731                     11,375

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
o  MediaOne Group, Inc.                      166,430                     11,369
   Medtronic, Inc.                           320,200                     11,367
   The Boeing Co.                            266,086                     11,342
   Bank One Corp.                            320,535                     11,159
   Minnesota Mining &
     Manufacturing Co.                       111,600                     10,721
   Compaq Computer Corp.                     466,848                     10,708
   Unilever NV ADR                           156,342                     10,650
   Gillette Co.                              302,900                     10,280
   Freddie Mac                               190,300                      9,896
   First Union Corp.                         271,832                      9,667
   Texaco Inc.                               148,400                      9,368
   Schlumberger Ltd.                         148,800                      9,272
   Anheuser-Busch Cos., Inc.                 132,214                      9,263
   AlliedSignal Inc.                         153,500                      9,200
o  CBS Corp.                                 196,200                      9,074
   Computer Associates
     International, Inc.                     147,100                      9,010
o  Sprint PCS                                120,400                      8,977
o  Viacom Inc. Class B                       189,900                      8,023
   Comcast Corp. Class A Special             200,100                      7,979
   Enron Corp.                               193,200                      7,970
   Kimberly-Clark Corp.                      150,292                      7,890
   U S WEST, Inc.                            137,082                      7,822
   United Technologies Corp.                 131,800                      7,817
   Atlantic Richfield Co.                     87,700                      7,772
o  QUALCOMM, Inc.                             41,000                      7,756
o  Applied Materials, Inc.                    98,800                      7,694
   Emerson Electric Co.                      119,700                      7,564
   Automatic Data Processing, Inc.           169,400                      7,559
   Xerox Corp.                               179,696                      7,536
   Charles Schwab Corp.                      223,450                      7,527
   The Gap, Inc.                             233,437                      7,470
   Colgate-Palmolive Co.                     160,800                      7,357
   Carnival Corp.                            167,800                      7,299
   Associates First Capital Corp.            198,012                      7,128
   Dayton Hudson Corp.                       118,618                      7,124
o  Clear Channel
     Communications, Inc.                     88,800                      7,093
   Electronic Data Systems Corp.             133,300                      7,057
   Firstar Corp.                             274,049                      7,023
   Pharmacia & Upjohn, Inc.                  138,990                      6,897
   Dow Chemical Co.                           60,450                      6,868
   The Bank of New York Co., Inc.            205,000                      6,855
   Walgreen Co.                              269,300                      6,833
   Merrill Lynch & Co., Inc.                 100,500                      6,752
   Eastman Kodak Co.                          89,300                      6,737
   Alcoa Inc.                                102,300                      6,349
   U.S. Bancorp                              204,903                      6,186
   NEXTEL Communications, Inc.                90,700                      6,151
   Monsanto Co.                              171,800                      6,131
   Tellabs, Inc.                             105,700                      6,018
   ALLTEL Corp.                               83,500                      5,876
   Sara Lee Corp.                            249,000                      5,836
   SunTrust Banks, Inc.                       86,700                      5,701
   Fleet Financial Group, Inc.               154,054                      5,641
o  Global Crossing Ltd.                      211,715                      5,610
   Allstate Corp.                            224,054                      5,587
   J.P. Morgan & Co., Inc.                    47,742                      5,455
   Conoco Inc.                               198,839                      5,443
   Household International, Inc.             135,188                      5,424

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
   Duke Energy Corp.                          97,981                      5,401
   Caterpillar, Inc.                          97,900                      5,366
   Gannett Co., Inc.                          77,300                      5,348
   The Seagram Co. Ltd.                      117,000                      5,324
   International Paper Co.                   109,889                      5,282
o  Solectron Corp.                            73,500                      5,278
   First Data Corp.                          119,800                      5,256
o  Safeway, Inc.                             133,000                      5,062
   Illinois Tool Works, Inc.                  67,500                      5,033
   MBNA Corp.                                219,950                      5,018
   Lowe's Cos., Inc.                         101,600                      4,953
   Marsh & McLennan Cos., Inc.                72,150                      4,942
o  The Kroger Co.                            223,600                      4,933
   Southern Co.                              190,900                      4,916
   Halliburton Co.                           119,000                      4,879
   Campbell Soup Co.                         123,600                      4,836
   Mellon Bank Corp.                         142,600                      4,813
   Washington Mutual, Inc.                   163,041                      4,769
   National City Corp.                       178,582                      4,766
   Baxter International, Inc.                 78,000                      4,700
o  BMC Software, Inc.                         64,400                      4,609
   Albertson's, Inc.                         115,836                      4,583
   Corning, Inc.                              66,800                      4,580
   Raytheon Co. Class B                       92,000                      4,566
   Pitney Bowes, Inc.                         74,400                      4,534
o  Micron Technology, Inc.                    67,900                      4,520
   NIKE, Inc. Class B                         78,600                      4,470
   Fifth Third Bancorp                        73,250                      4,457
   Guidant Corp.                              82,400                      4,419
   CIGNA Corp.                                56,400                      4,385
   Wachovia Corp.                             55,700                      4,379
   PNC Bank Corp.                             82,700                      4,357
   American General Corp.                     68,895                      4,353
   CVS Corp.                                 106,500                      4,347
   Williams Cos., Inc.                       116,100                      4,346
o  Costco Wholesale Corp.                     59,156                      4,259
   H.J. Heinz Co.                             98,500                      4,236
   Kellogg Co.                               112,400                      4,208
   Cardinal Health, Inc.                      74,250                      4,047
   Honeywell, Inc.                            34,000                      3,785
   Columbia/HCA Healthcare Corp.             178,145                      3,774
   Masco Corp.                               121,300                      3,760
   Bestfoods                                  77,400                      3,754
o  Gateway, Inc.                              84,200                      3,742
o  Cendant Corp.                             209,734                      3,723
   Omnicom Group Inc.                         46,500                      3,682
   May Department Stores Co.                  98,600                      3,593
   Burlington Northern Santa
     Fe Corp.                                129,796                      3,569
   BankBoston Corp.                           80,702                      3,500
   Lockheed Martin Corp.                     106,382                      3,477
   Textron, Inc.                              44,800                      3,466
o  Best Buy Co., Inc.                         55,800                      3,463
   General Mills, Inc.                        42,400                      3,440
   Phillips Petroleum Co.                     70,300                      3,427
   Sysco Corp.                                95,900                      3,362
   Sears, Roebuck & Co.                      106,700                      3,348
o  Unisys Corp.                               73,800                      3,330
   Tribune Co.                                65,800                      3,274
   General Dynamics Corp.                     52,100                      3,253
   Union Pacific Corp.                        66,800                      3,211

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                         SHARES                       (000)
--------------------------------------------------------------------------------
   Waste Management, Inc.                    164,110                      3,159
   KeyCorp                                   121,300                      3,131
o  AES Corp.                                  52,200                      3,080
   Weyerhaeuser Co.                           53,100                      3,060
   Interpublic Group of Cos., Inc.            74,300                      3,056
o  FDX Corp.                                  78,520                      3,043
   AFLAC, Inc.                                72,300                      3,028
   ConAgra, Inc.                             133,400                      3,010
   Providian Financial Corp.                  37,800                      2,993
   PPG Industries, Inc.                       49,400                      2,964
o  Computer Sciences Corp.                    42,100                      2,960
   Texas Utilities Co.                        76,041                      2,837
o  Lexmark International Group, Inc.
     Class A                                  35,200                      2,834
o  Kohl's Corp.                               42,700                      2,824
   State Street Corp.                         43,600                      2,818
o  Staples, Inc.                             128,400                      2,801
   Tandy Corp.                                54,128                      2,798
o  3Com Corp.                                 96,800                      2,783
   BB&T Corp.                                 85,300                      2,762
o  Apple Computer, Inc.                       43,400                      2,748
o  AMR Corp.                                  50,000                      2,725
   Rockwell International Corp.               51,800                      2,720
   PG&E Corp.                                103,800                      2,686
   Deere & Co.                                68,600                      2,654
   Pioneer Hi-Bred
     International, Inc.                      66,340                      2,641
   The Hartford Financial Services
     Group Inc.                               64,400                      2,632
o  Compuware Corp.                           100,400                      2,617
   Consolidated Edison Inc.                   62,700                      2,602
   The McGraw-Hill Cos., Inc.                 53,400                      2,583
o  Boston Scientific Corp.                   104,300                      2,575
   Norfolk Southern Corp.                    103,800                      2,543
   Northern Trust Corp.                       30,300                      2,530
   United Healthcare Corp.                    51,700                      2,517
   Public Service Enterprise
     Group, Inc.                              64,900                      2,507
   CSX Corp.                                  58,700                      2,487
   Dover Corp.                                60,700                      2,481
   Delphi Automotive Systems Corp.           154,018                      2,474
   USX-Marathon Group                         84,500                      2,472
   Baker Hughes, Inc.                         85,160                      2,470
   TJX Cos., Inc.                             87,700                      2,461
   Coca-Cola Enterprises, Inc.               109,000                      2,459
   FPL Group, Inc.                            48,800                      2,458
   The Clorox Co.                             64,200                      2,456
   Unocal Corp.                               66,039                      2,448
o  Federated Department Stores, Inc.          55,800                      2,438
   Dominion Resources, Inc.                   53,650                      2,421
   Ingersoll-Rand Co.                         43,850                      2,409
   Edison International                       98,300                      2,390
   Coastal Corp.                              58,200                      2,383
   Ralston-Ralston Purina Group               84,200                      2,342
   J.C. Penney Co., Inc.                      67,600                      2,324
   The Chubb Corp.                            46,300                      2,306
   Occidental Petroleum Corp.                 99,100                      2,292
o  General Instrument Corp.                   47,200                      2,272
   Circuit City Stores, Inc.                  53,800                      2,270
   Comerica, Inc.                             44,750                      2,265
   The Quaker Oats Co.                        36,500                      2,258
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
   Paychex, Inc.                              66,000                      2,252
   Marriott International, Inc.
     Class A                                  68,600                      2,242
   PECO Energy Corp.                          59,500                      2,231
   Reliant Energy, Inc.                       81,422                      2,203
   Barrick Gold Corp.                        100,600                      2,188
   Adobe Systems, Inc.                        19,200                      2,179
   Mattel, Inc.                              114,487                      2,175
   The Limited, Inc.                          56,588                      2,164
   Rohm & Haas Co.                            59,739                      2,158
   Loews Corp.                                30,700                      2,155
   McKesson HBOC, Inc.                        74,165                      2,151
   Wrigley, (Wm.) Jr. Co.                     31,100                      2,140
   Unicom Corp.                               57,700                      2,131
   Newell Rubbermaid, Inc.                    74,109                      2,117
   Franklin Resources Corp.                   68,500                      2,106
   Southwest Airlines Co.                    137,700                      2,091
   Lincoln National Corp.                     55,400                      2,081
   IMS Health, Inc.                           90,800                      2,071
   Capital One Financial Corp.                53,100                      2,071
   Archer-Daniels-Midland Co.                169,235                      2,063
o  Seagate Technology Inc.                    66,100                      2,037
   Delta Air Lines, Inc.                      41,900                      2,032
   PE Corp.-PE Biosystems Group               28,000                      2,023
   Aon Corp.                                  68,325                      2,020
   The Goodyear Tire & Rubber Co.             41,800                      2,012
   Georgia Pacific Group                      49,400                      2,001
   Union Carbide Corp.                        35,000                      1,988
   Aetna Inc.                                 40,206                      1,980
   SLM Holding Corp.                          46,000                      1,978
   Hershey Foods Corp.                        40,500                      1,972
o  Novell, Inc.                               95,000                      1,965
o  LSI Logic Corp.                            38,100                      1,962
   New York Times Co. Class A                 52,200                      1,958
   Allergan, Inc.                             17,700                      1,947
   Praxair, Inc.                              42,000                      1,932
   UnumProvident Corp.                        65,491                      1,928
   Entergy Corp.                              36,500                      1,923
   Dollar General Corp.                       61,531                      1,900
   Alcan Aluminium Ltd.                       60,750                      1,898
   Lehman Brothers Holdings, Inc.             32,200                      1,878
   Becton, Dickinson & Co.                    66,100                      1,855
   Air Products & Chemicals, Inc.             63,400                      1,843
   Republic New York Corp.                    29,500                      1,812
   Jefferson-Pilot Corp.                      28,500                      1,801
   American Electric Power Co., Inc.          52,100                      1,778
   Avon Products, Inc.                        71,000                      1,762
   Eaton Corp.                                20,400                      1,761
   Burlington Resources, Inc.                 47,785                      1,756
   Regions Financial Corp.                    57,900                      1,737
   St. Paul Cos., Inc.                        63,056                      1,734
o  Tricon Global Restaurants, Inc.            41,800                      1,711
   TRW, Inc.                                  34,100                      1,696
   Cincinnati Financial Corp.                 44,700                      1,678
   Huntington Bancshares Inc.                 63,107                      1,676
   Avery Dennison Corp.                       31,700                      1,672
   Conseco Inc.                               84,345                      1,629
   SouthTrust Corp.                           45,300                      1,625
   Consolidated Natural Gas Co.               25,900                      1,616
   Fort James Corp.                           60,300                      1,609

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
   FirstEnergy Corp.                          63,000                      1,607
   Dana Corp.                                 42,959                      1,595
   PacifiCorp                                 79,100                      1,592
   Union Planters Corp.                       39,000                      1,589
   Progressive Corp. of Ohio                  19,400                      1,585
o  ADC Telecommunications, Inc.               36,900                      1,547
   Summit Bancorp                             47,700                      1,547
   CenturyTel, Inc.                           37,750                      1,534
   Amerada Hess Corp.                         25,000                      1,531
o  Kmart Corp.                               130,500                      1,525
   Johnson Controls, Inc.                     22,900                      1,519
   Golden West Financial Corp.                15,400                      1,513
   UST, Inc.                                  50,100                      1,512
   MGIC Investment Corp.                      31,400                      1,499
   Fortune Brands, Inc.                       45,900                      1,480
o  KLA-Tencor Corp.                           22,600                      1,469
o  Tenet Healthcare Corp.                     82,900                      1,456
   Carolina Power & Light Co.                 40,600                      1,436
   Kansas City Southern Industries,
     Inc.                                     30,500                      1,416
   PaineWebber Group, Inc.                    39,000                      1,414
   Ameren Corp.                               37,200                      1,407
   DTE Energy Co.                             38,900                      1,405
o  Network Appliance, Inc.                    19,600                      1,404
   Dow Jones & Co., Inc.                      25,900                      1,382
   Parker Hannifin Corp.                      30,625                      1,372
   Dun & Bradstreet Corp.                     45,900                      1,371
   Knight Ridder                              24,700                      1,355
   Sempra Energy                              65,020                      1,353
   W.W. Grainger, Inc.                        28,000                      1,346
   Whirlpool Corp.                            20,600                      1,345
o  Bed Bath & Beyond, Inc.                    38,300                      1,338
o  National Semiconductor Corp.               43,700                      1,333
   Placer Dome, Inc.                          89,200                      1,327
   Synovus Financial Corp.                    70,950                      1,326
   Apache Corp.                               30,600                      1,322
   Champion International Corp.               25,700                      1,320
   The Times Mirror Co. Class A               19,700                      1,297
   Nabisco Group Holdings Corp.               86,000                      1,290
   Genuine Parts Co.                          48,350                      1,284
   Kerr-McGee Corp.                           23,297                      1,283
   Willamette Industries, Inc.                29,700                      1,281
   Bear Stearns Co., Inc.                     32,750                      1,259
   MBIA, Inc.                                 26,600                      1,240
   Columbia Energy Group                      22,200                      1,229
   Florida Progress Corp.                     26,500                      1,226
   H & R Block, Inc.                          28,200                      1,225
   Nordstrom, Inc.                            44,900                      1,212
   Ecolab, Inc.                               35,300                      1,205
   PP&L Resources Inc.                        44,500                      1,204
   Cooper Industries, Inc.                    25,757                      1,204
   Winn-Dixie Stores, Inc.                    40,500                      1,202
   Reynolds Metals Co.                        19,900                      1,201
   Cinergy Corp.                              42,318                      1,198
   Central & South West Corp.                 56,400                      1,191
   Black & Decker Corp.                       26,000                      1,188
   Sonat, Inc.                                29,900                      1,187
   Brown-Forman Corp. Class B                 19,000                      1,185
o  ALZA Corp.                                 27,600                      1,182
   R.R. Donnelley & Sons Co.                  40,400                      1,167
o  Toys R Us, Inc.                            77,400                      1,161
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
   Northrop Grumman Corp.                     18,200                      1,157
   Constellation Energy Group                 40,850                      1,149
   AmSouth Bancorp                            48,900                      1,146
o  Sealed Air Corp.                           22,315                      1,145
   GPU, Inc.                                  35,000                      1,142
o  AutoZone Inc.                              40,500                      1,137
   Equifax, Inc.                              40,400                      1,136
o  Adaptec, Inc.                              28,300                      1,123
   Nucor Corp.                                23,500                      1,119
   Hasbro, Inc.                               52,150                      1,118
   PACCAR, Inc.                               21,640                      1,101
   Newmont Mining Corp.                       42,046                      1,088
   SAFECO Corp.                               38,500                      1,078
   Union Pacific Resources
     Group, Inc.                              67,022                      1,077
   Scientific-Atlanta, Inc.                   21,400                      1,061
o  Ceridian Corp.                             42,600                      1,060
   Bausch & Lomb, Inc.                        16,000                      1,055
   Tosco Corp.                                41,700                      1,053
o  Wellpoint Health Networks Inc.
     Class A                                  18,400                      1,049
   VF Corp.                                   33,528                      1,039
o  Office Depot, Inc.                        102,000                      1,039
o  PeopleSoft, Inc.                           60,600                      1,026
   Torchmark Corp.                            39,600                      1,025
   International Flavors &
     Fragrances, Inc.                         29,500                      1,018
   New Century Energies, Inc.                 30,300                      1,013
   Vulcan Materials Co.                       27,500                      1,007
   Sherwin-Williams Co.                       47,500                        995
   Countrywide Credit Industries, Inc.        30,600                        987
   Anadarko Petroleum Corp.                   32,100                        981
   Rite Aid Corp.                             70,100                        968
   Case Corp.                                 19,400                        966
   The Mead Corp.                             27,900                        959
   Nalco Chemical Co.                         18,900                        954
   Phelps Dodge Corp.                         17,300                        953
   Inco Ltd.                                  44,298                        947
   CMS Energy Corp.                           27,900                        947
o  Navistar International Corp.               20,280                        943
   Wendy's International, Inc.                35,600                        939
   Temple-Inland Inc.                         15,500                        938
o  Parametric Technology Corp.                69,300                        936
   Allegheny Teledyne Inc.                    53,910                        910
   Fluor Corp.                                22,400                        902
   Sigma-Aldrich Corp.                        27,600                        876
   Northern States Power Co.                  40,600                        875
   The BFGoodrich Co.                         30,100                        873
   ITT Industries, Inc.                       26,900                        856
   Darden Restaurants Inc.                    43,200                        845
   Eastman Chemical Co.                       21,050                        842
o  Owens-Illinois, Inc.                       42,000                        832
   Crown Cork & Seal Co., Inc.                34,300                        832
   Biomet, Inc.                               31,600                        831
   SuperValu Inc.                             37,700                        822
   Maytag Corp.                               24,600                        819
   Freeport-McMoRan Copper &
     Gold Inc. Class B                        52,100                        811
   Harcourt General, Inc.                     19,363                        806
o  Watson Pharmaceuticals, Inc.               26,100                        798
   Hercules, Inc.                             27,700                        793

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                         SHARES                       (000)
--------------------------------------------------------------------------------
o  Niagara Mohawk Holdings Inc.               50,900                        786
   Tenneco, Inc.                              45,700                        777
o  King World Productions, Inc.               20,700                        776
   Deluxe Corp.                               22,600                        768
o  St. Jude Medical, Inc.                     24,200                        762
o  Harrah's Entertainment, Inc.               27,300                        758
   C.R. Bard, Inc.                            15,900                        748
   Pall Corp.                                 32,266                        748
   Thomas & Betts Corp.                       14,600                        745
   Engelhard Corp.                            40,150                        730
   Westvaco Corp.                             28,100                        720
   Service Corp. International                67,800                        716
o  US Airways Group, Inc.                     27,200                        714
   Sunoco, Inc.                               25,567                        700
o  HEALTHSOUTH Corp.                         115,300                        699
   Ashland, Inc.                              20,300                        683
   Brunswick Corp.                            27,100                        674
o  Advanced Micro Devices, Inc.               38,800                        667
o  Mirage Resorts, Inc.                       47,300                        665
   Hilton Hotels Corp.                        65,500                        647
o  Consolidated Stores, Inc.                  29,300                        646
o  Cabletron Systems, Inc.                    41,200                        646
   Great Lakes Chemical Corp.                 16,800                        639
   Dillard's Inc.                             31,300                        636
   The Stanley Works                          24,800                        625
   USX-U.S. Steel Group                       23,740                        611
   Harris Corp.                               21,900                        605
o  Allied Waste Industries, Inc.              51,400                        601
   Mallinckrodt, Inc.                         19,900                        601
   Liz Claiborne, Inc.                        19,300                        598
   Laidlaw, Inc.                              85,900                        580
   Adolph Coors Co. Class B                   10,400                        563
   Meredith Corp.                             15,300                        556
   Snap-On Inc.                               17,050                        554
o  Thermo Electron Corp.                      41,000                        551
   Cummins Engine Co., Inc.                   11,000                        548
o  Silicon Graphics, Inc.                     48,546                        531
   American Greetings Corp. Class A           20,400                        525
   NICOR, Inc.                                14,100                        524
o  Manor Care, Inc.                           30,400                        523
   Homestake Mining Co.                       55,600                        511
   Cyprus Amax Minerals Co.                   26,011                        510
   Boise Cascade Corp.                        13,800                        503
   Centex Corp.                               17,000                        503
   EG&G, Inc.                                 12,500                        498
   Bemis Co., Inc.                            14,500                        491
o  FMC Corp.                                  10,100                        487
   Armstrong World Industries Inc.            10,800                        485
   Tektronix, Inc.                            14,450                        484
   Louisiana-Pacific Corp.                    29,100                        455
   Briggs & Stratton Corp.                     7,600                        444
   Ryder System, Inc.                         21,600                        440
   Worthington Industries, Inc.               25,650                        436
   Millipore Corp.                            11,500                        432
   Crane Co.                                  19,137                        429
o  Andrew Corp.                               23,975                        417
   National Service Industries, Inc.          13,200                        416
   Cooper Tire & Rubber Co.                   22,600                        398
o  Rowan Cos., Inc.                           23,500                        382
   IKON Office Solutions, Inc.                34,700                        371
   Ball Corp.                                  8,300                        366
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
   Alberto-Culver Co. Class B                 15,500                        358
   Helmerich & Payne, Inc.                    13,800                        349
   Peoples Energy Corp.                        9,600                        338
   Longs Drug Stores, Inc.                    11,200                        335
   Tupperware Corp.                           16,400                        332
   Polaroid Corp.                             12,762                        332
   Potlatch Corp.                              8,000                        330
   Great Atlantic & Pacific Tea
     Co., Inc.                                10,600                        321
o  W.R. Grace & Co.                           19,900                        320
   ASARCO, Inc.                               11,600                        311
   Pulte Corp.                                14,100                        307
   McDermott International, Inc.              15,100                        306
   Shared Medical Systems Corp.                6,500                        304
   Owens Corning                              13,900                        301
o  Humana, Inc.                               43,600                        300
   The Timken Co.                             17,200                        277
   Autodesk, Inc.                             12,500                        273
   The Pep Boys (Manny, Moe
     & Jack)                                  17,600                        262
   Eastern Enterprises                         5,600                        260
o  Data General Corp.                         12,200                        257
   ONEOK, Inc.                                 7,700                        233
o  Bethlehem Steel Corp.                      31,400                        232
   Jostens Inc.                               11,700                        224
   Kaufman & Broad Home Corp.                  9,500                        196
   Fleetwood Enterprises, Inc.                 9,675                        195
   Milacron Inc.                               9,900                        176
   Springs Industries Inc. Class A             5,100                        173
o  Reebok International Ltd.                  15,300                        164
   NACCO Industries, Inc. Class A              2,260                        158
   Russell Corp.                              10,900                        155
   Foster Wheeler Corp.                       11,000                        133
o  Siebel Systems, Inc.                          102                          7
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,490,013)                                                   2,897,036
--------------------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                                (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (49.9%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS
   5.25%, 11/15/2028                          50,000                     43,340
   5.50%, 8/15/2028                          236,900                    211,985
   6.125%, 11/15/2027                        163,410                    158,710
   6.375%, 8/15/2027                         178,270                    178,539
   6.50%, 11/15/2026                         212,160                    215,470
   6.875%, 8/15/2025                         123,415                    131,014
   7.125%, 2/15/2023                         162,435                    176,281
   7.25%, 5/15/2016                          146,525                    158,429
   7.50%, 11/15/2016                         124,270                    137,644
   7.50%, 11/15/2024                         109,240                    124,228
   7.625%, 11/15/2022                        103,420                    118,217
   7.625%, 2/15/2025                          79,585                     91,909
(2)8.00%, 11/15/2021                         179,420                    211,958
   8.125%, 8/15/2019                         103,820                    122,897
(2)8.125%, 5/15/2021                         155,115                    185,037
   8.125%, 8/15/2021                         151,830                    181,303
   8.50%, 2/15/2020                           91,634                    112,521
   8.75%, 5/15/2017                          102,830                    127,328
   8.75%, 5/15/2020                           84,400                    106,230

--------------------------------------------------------------------------------
                                                FACE                      MARKET
                                              AMOUNT                      VALUE*
                                                (000)                      (000)
--------------------------------------------------------------------------------
   8.75%, 8/15/2020                          126,400                    159,208
   8.875%, 8/15/2017                         127,540                    159,787
   8.875%, 2/15/2019                         190,910                    241,177
   10.375%, 11/15/2012                        88,958                    111,485
   10.625%, 8/15/2015                         92,610                    130,656
   11.25%, 2/15/2015                          45,890                     67,284
   11.75%, 11/15/2014                         72,775                    101,895
   12.00%, 8/15/2013                         206,650                    285,127
   12.75%, 11/15/2010                          7,220                      9,588
   14.00%, 11/15/2011                         17,300                     24,893
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $4,326,098)                                                   4,084,140
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.5%)(1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER ( 10.1%)
A.I. Credit Corp.
   5.26%, 11/18/1999                          50,000                     49,649
Abbey National North America Corp.
   5.35%, 12/15/1999                          30,000                     29,666
Alcoa Inc.
   5.30%, 12/3/1999                           28,000                     27,740
Associates First Capital Corp.
   5.31%, 11/22/1999                          50,000                     49,616
BP America
   5.23%, 11/19/1999                          27,500                     27,304
   5.23%, 11/23/1999                          30,000                     29,769
Bank of Scotland Treasury
   Services PLC
   5.35%, 12/8/1999                           50,000                     49,495
Ciesco LP
   5.30%, 11/23/1999                          25,000                     24,805
Daimler-Chrysler Benz Corp.
   5.28%, 12/10/1999                          25,000                     24,740
E. I. du Pont de Nemours & Co.
   5.20%, 10/7/1999                           24,000                     23,979
   5.22%, 10/8/1999                           25,000                     24,975
Ford Motor Credit Co.
   5.28%, 12/16/1999                          30,000                     29,661
   5.28%, 12/22/1999                          30,000                     29,634
General Electric Capital Corp.
   5.29%, 12/13/1999                          25,000                     24,730
General Electric Co.
   5.29%, 12/10/1999                          30,000                     29,691
General Motors Acceptance Corp.
   5.26%, 12/17/1999                          50,000                     49,428
Halifax PLC
   5.33%, 12/8/1999                           45,000                     44,547
Household Finance Corp.
   5.23%, 10/6/1999                           50,000                     49,964
International Lease Finance Corp.
   5.26%, 11/18/1999                          40,000                     39,719
Procter & Gamble Co.
   5.31%, 12/17/1999                          50,000                     49,431
Toyota Motor Credit Corp.
   5.25%, 11/12/1999                          45,000                     44,724
Transamerica Financial Corp.
   5.32%, 11/16/1999                          25,000                     24,830
Xerox Capital Corp. LLC
   5.25%, 11/10/1999                          47,500                     47,221
                                                                     -----------
                                                                        825,318
--------------------------------------------------------------------------------
                                                FACE                      MARKET
                                              AMOUNT                      VALUE*
                                                (000)                      (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.4%)
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.25%-5.29%, 10/1/1999-Note G            $258,053                    258,053
   5.30%, 10/1/1999                          261,079                    261,079
                                                                     -----------
                                                                        519,132
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,344,477)                                                  1,344,450
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
   (COST $7,160,588)                                                  8,325,626
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
--------------------------------------------------------------------------------
Other Assets-Note C                                                     137,872
Security Lending Collateral Payable
   to Brokers-Note G                                                   (258,053)
Other Liabilities                                                       (23,324)
                                                                     -----------
                                                                       (143,505)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 339,384,627 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                         $8,182,121
================================================================================
NET ASSET VALUE PER SHARE                                                $24.11
================================================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represent 48.6% and 3.2%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Securities with an aggregate value of $95,086,000 have been segregated as initial margin for open futures contracts.
ADR-American Depositary Receipt.
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                               AMOUNT                        PER
                                                (000)                      SHARE
--------------------------------------------------------------------------------
Paid in Capital                           $6,670,005                     $19.66
Undistributed Net
   Investment Income                          92,326                        .27
Accumulated Net
   Realized Gains                            306,160                        .90
Unrealized Appreciation
   (Depreciation)-Note F
   Investment Securities                   1,165,038                       3.43
   Futures Contracts                         (51,408)                      (.15)
--------------------------------------------------------------------------------
NET ASSETS                                $8,182,121                     $24.11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION FUND
                                                   YEAR ENDED SEPTEMBER 30, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                             41,203
   Interest                                                             256,579
   Security Lending                                                         389
                                                                     -----------
      Total Income                                                      298,171
                                                                     -----------
EXPENSES
   Investment Advisory Fees-Note B
      Basic Fee                                                           8,336
      Performance Adjustment                                             (1,564)
   The Vanguard Group-Note C
      Management and Administrative                                      28,548
      Marketing and Distribution                                          1,322
   Custodian Fees                                                            63
   Auditing Fees                                                             29
   Shareholders' Reports                                                    114
   Trustees' Fees and Expenses                                               11
                                                                     -----------
      Total Expenses                                                     36,859
      Expenses Paid Indirectly-Note D                                        (3)
                                                                     -----------
      Net Expenses                                                       36,856
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   261,315
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold                                      88,726
         Futures Contract                                               389,038
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       477,764
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                          215,219
         Futures Contracts                                             (112,221)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        102,998
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $842,077
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
-------------------------------------------------------------------------------
                                                       ASSET ALLOCATION FUND
                                                      YEAR ENDED SEPTEMBER 30,
                                                  ------------------------------
                                                    1999                    1998
                                                   (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                         261,315                179,056
   Realized Net Gain                             477,764                163,880
   Change in Unrealized Appreciation
      (Depreciation)                             102,998                242,715
      Net Increase in Net Assets
                                             -----------------------------------
      Resulting from Operations                  842,077                585,651
                                             -----------------------------------
DISTRIBUTIONS
   Net Investment Income                        (263,532)              (141,316)
   Realized Capital Gain                        (308,685)              (181,623)
                                             -----------------------------------
      Total Distributions                       (572,217)              (322,939)
                                             -----------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                      3,038,828              1,956,353
   Issued in Lieu of Cash Distributions          550,958                310,969
   Redeemed                                   (1,314,040)              (631,912)
                                             -----------------------------------
      Net Increase from Capital Share
      Transactions                             2,275,746              1,635,410
--------------------------------------------------------------------------------
   Total Increase                              2,545,606              1,898,122
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                           5,636,515              3,738,393
                                             -----------------------------------
   End of Year                                $8,182,121             $5,636,515
================================================================================
1Shares Issued (Redeemed)
   Issued                                        123,320                 85,659
   Issued in Lieu of Cash Distributions           23,236                 14,684
   Redeemed                                      (53,361)               (27,756)
                                             -----------------------------------
      Net Increase in Shares Outstanding          93,195                 72,587
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------
                                                                           ASSET ALLOCATION FUND
                                                                          YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999     1998     1997     1996     1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $22.90   $21.53   $18.27   $17.03   $13.78
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .80      .79      .74      .69      .64
   Net Realized and Unrealized Gain (Loss) on Investments       2.50     2.33     4.29     1.82     3.18
                                                            ---------------------------------------------
      Total from Investment Operations                          3.30     3.12     5.03     2.51     3.82
                                                            ---------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.91)    (.74)    (.72)    (.66)    (.57)
   Distributions from Realized Capital Gains                   (1.18)   (1.01)   (1.05)    (.61)    -
                                                            ---------------------------------------------
      Total Distributions                                      (2.09)   (1.75)   (1.77)   (1.27)    (.57)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $24.11   $22.90   $21.53   $18.27   $17.03
=========================================================================================================
TOTAL RETURN                                                   14.68%   15.24%   29.42%   15.27%   28.57%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $8,182   $5,637   $3,738   $2,341   $1,593
   Ratio of Total Expenses to Average Net Assets                0.49%    0.49%    0.49%    0.47%    0.49%
   Ratio of Net Investment Income to Average Net Assets         3.49%    3.80%    3.96%    4.17%    4.41%
   Portfolio Turnover Rate                                        11%      60%      10%      47%      34%
=========================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index. For the year ended September 30, 1999, the advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $1,564,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 1999, the fund had contributed capital of $1,770,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 1999, custodian fee offset arrangements reduced expenses by $3,000.

E. During the year ended September 30, 1999, the fund purchased $816,429,000 of investment securities and sold $487,325,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,545,856,000 and $173,881,000, respectively.

F. At September 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,165,038,000, consisting of unrealized gains of $1,450,459,000 on securities that had risen in value since their purchase and $285,421,000 in unrealized losses on securities that had fallen in value since their purchase.
     At September 30, 1999, the aggregate settlement value of open futures contracts expiring in December 1999 and the related unrealized depreciation were:
--------------------------------------------------------------------------------
                                                            (000)
                                           -------------------------------------
                                                AGGREGATE
                           NUMBER OF            SETTLEMENT           UNREALIZED
FUTURES CONTRACTS        LONG CONTRACTS           VALUE             DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                3,338             $1,083,348            $(51,408)
--------------------------------------------------------------------------------
Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 1999, was $465,150,000, for which the fund had received as collateral cash of $258,053,000 and U.S. Treasury securities with a market value of $215,525,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Asset Allocation Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 29, 1999

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD ASSET ALLOCATION FUND

This information for the fiscal year ended September 30, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $154,343,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 8.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans-including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(tm) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(r) for individual investors (1-800-662-6273) and The VOICE(tm) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund Tax-Managed
Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES
JOHN  C.  BOGLE  *  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Core Management Group.
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                                        This report is intended for the fund's
                                        shareholders. It may not be distributed
                                        to prospective investors unless it
                                        is preceded or accompanied by the
                                        current fund prospectus.

                                        Q780-11/11/1999

                                        (c) 1999 The Vanguard Group, Inc.
                                        All rights reserved.
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                                        Corporation, Distributor.